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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  May 21, 1998
                                (Date of Report)

                         ST. JOSEPH CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)



         DELAWARE                   333-6581                35-1977746
         --------                  -----------              ----------
(State or other jurisdiction       Commission   (I.R.S. Employer Identification
of incorporation or organization)  File Number  No.)


                 3820 EDISON LAKES PARKWAY, MISHAWAKA, IN 46545
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                    (Address of principal executive offices)

                                 (219) 273-9700
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              (Registrant's telephone number including area code)

                                      N/A
              ---------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
         Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         Not Applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
         Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
         Not Applicable

ITEM 5.  OTHER EVENTS

         St. Joseph Capital Corporation officially topped $70 million in Total Assets earlier this month, John W. Rosenthal Chairman, President & Chief Executive Officer, announced at their Annual Meeting of Shareholders.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS
         Not Applicable


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
           (C) EXHIBITS
               99.1 News Release dated May 21, 1998 incorporated herein by reference.

ITEM 8.   CHANGE IN FISCAL YEAR
          Not Applicable

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S
          Not Applicable
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ST. JOSEPH CAPITAL CORPORATION
                                        (Registrant)


Date:  May 21, 1998                     ------------------------------------
                                        Edward R. Pooley
                                        Prinicipal Financial Officer